Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the annual report on Form 10-K for the year ended September 30, 2013 (the “Report”) of Fifth Street Finance Corp . (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Leonard M. Tannenbaum , the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum

Date: November 25, 2013